MONEY MARKET FUND

Delaware Cash Reserve


[photo of illustration from Money Market Brochure]


service and guidance

professional management

goals


2000
Semi-Annual
Report


DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia [] London
money
market
fund
 2

                                                                 October 7, 1999

Dear Shareholder:

DURING THE SIX MONTHS ENDED September 30, 1999, Delaware Cash Reserve provided a total return of +2.12% (Class A shares with dividends reinvested). This beat inflation and your Fund's peer group as represented by the Lipper Money Market Fund Average as shown below.

     The past six months have been challenging for fixed income investors in general. The Federal Reserve's interest rate cuts in the fall had set the stage for a significant stock market recovery that started in the fourth quarter of 1998 and has continued with little interruption since then. Consequently, investors generally remained focused on the equity markets.

     Throughout this period, money market funds continued to provide an attractive option for investors seeking current income from short-term investment holdings. The most significant news for money market investors in the past six months has been the Federal Reserve Board's reversal of its previous low interest rate policy. On June 30, the Fed raised the Fed Funds rate, its target rate for overnight loans between banks, by a quarter of a percentage point citing inflationary concerns. On Tuesday, August 24th, the Federal Reserve again raised interest rates saying the action should help avert inflation while allowing the nation's long economic expansion to continue.

     Any change in short-term interest rates directly affects a money market fund's income potential--in general, lower rates mean lower yields, and higher rates mean higher yields. Anticipating the Fed's rate increases, Delaware Cash Reserve's portfolio manager, Cynthia I. Isom, modestly shortened the Fund's average maturity during the second and third




DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1999, DELAWARE CASH RESERVE PROVIDED A TOTAL RETURN OF +2.12%. THIS HANDILY BEAT INFLATION AS SHOWN BELOW.

TOTAL RETURN
--------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended
                                                        September 30, 1999
--------------------------------------------------------------------------------
  Delaware Cash Reserve A Class                                +2.12%
--------------------------------------------------------------------------------
  U.S. Consumer Price Index                                    +1.52%
--------------------------------------------------------------------------------
  Lipper Money Market Funds Average (357 funds)                +2.06%
--------------------------------------------------------------------------------

     All fund performance shown above includes reinvestment of dividends. The U.S. Consumer Price Index is calculated by the U.S. government and represents the change in the price of goods and services for all urban consumers. The Lipper Money Market Funds Average includes 357 U.S. money market mutual funds. Performance and yield of other Fund classes, shown on page 7, vary due to different expenses.

                                                                           money
                                                                          market
                                                                           fund
                                                                             3

quarters of 1999 preparing to take advantage of higher income opportunities created by rising rates. Average maturity stood at 51 days as of September 30, 1999.

     At this point, we cannot be sure what course the Fed will take for the remainder of this year. On the one hand, in September, the National Association of Purchasing Managers published a manufacturing report that showed stronger than expected activity and higher prices in August. This once again brought inflation concerns to investors' minds. On the other hand, September's declining stock market may deter the Fed from raising interest rates further. We will monitor the interest rate situation carefully and adjust the average maturity of Delaware Cash Reserve as needed to attain our investment goal.

     Delaware Cash Reserve continues to invest in high quality money market securities while striving to maximize income, preserve principal and maintain liquidity. We thank you for your continued confidence in Delaware Investments and encourage you to consider your Delaware Cash Reserve investment in the context of your entire portfolio.



Sincerely,

/s/ Wayne A. Stork
------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
-------------------
DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds
money
market
fund
 4

Portfolio Manager's Review

CYNTHIA I. ISOM
Vice President, Portfolio Manager
October 7, 1999

OVERVIEW
When fixed income securities and equity investments experience greater volatility as they have this past six months, investors often expect their money market funds to provide a cushion of stability or a safe haven. Though stocks held the spotlight during most of this year, money market funds quietly continued to meet the objectives for which they were designed: providing current income with liquidity and preservation of principal.

     During the past six months, money market funds, in general, have benefited from higher interest rates that resulted from the Federal Reserve Board's reversal of its low interest rate policy. The Fed's diligent commitment to fight inflation also bodes well for money market funds. Rising inflation would reduce the purchasing power of money market fund income streams.

INVESTMENT STRATEGY
To safeguard and maintain income potential we have continued to invest in money market instruments with the highest credit ratings.

     In May and June of this year--before the Federal Reserve raised interest rates on June 30 and then again on August 24--we had decided to shorten the Fund's maturity so that we would be positioned to benefit if rates rose.

     While the Securities and Exchange Commission (SEC) permits money market funds to have a maturity as long as 90 days, we believed it was prudent to stay much shorter. As the outlook for interest rates became more clouded in the third quarter, we steadily reined in the Fund's maturity. We shortened average maturity from a 55-day range as of March 31, 1999 to approximately 51 days as of September 30. We see maturity staying within this range--and only plan to extend when we see a significant yield advantage in doing so.

     As of March 31, 1999, the Fund had 71.4% of its net assets in commercial paper. We slightly increased that allocation to 85.6% of net assets in commercial paper as of September 30, 1999. Commercial paper is a short-term debt obligation issued by corporations and banks. For investors, commercial paper provides the flexibility and safety of an instrument that is issued only by top-rated companies.

                                                                           money
                                                                          market
                                                                           fund
                                                                             5

OUTLOOK

The economy is still growing at a rapid clip. Commodity prices are rising. With unemployment low, there is concern about possible wage inflation. The Federal Reserve has taken back two of last autumn's three rate cuts and has left open the possibility of a third increase in November or December.

     However, for every signal suggesting that inflation might be lurking just over the horizon, there are others indicating that price increases are under control and that whatever inflationary pressures might be building will dissipate in the coming months. The recent downturn in the stock market--the Dow Jones Industrial Average dropped 4.5% in September--is also likely to diminish any fears among Fed officials that the economy is overheating for now.

     Even if the Fed is idle, however, interest rates may continue to rise. The yield on the 30-year Treasury bond jumped to 6.13% on Thursday, September 30, 1999 from 5.97% a week earlier. We believe that recently rising rates mark a trend reversal and that higher rates could remain in force for several months, creating higher income potential for your money market fund.

     We do anticipate that Year 2000 concerns may create an increasing appetite for short-term securities of higher credit quality.

     Delaware Cash Reserve could experience an inflow of investments from

The Role of a Money Market Fund
in Your Portfolio

Money market mutual funds, like Delaware Cash Reserve, invest in short-term obligations from corporations and/or from state governments or the federal government. They offer investors certain potential benefits:

o    Money market funds are managed to minimize risk to principal.

o These types of mutual funds can be used as an interim investment while you gradually invest your savings in longer term growth-oriented investments.

o Because they strive to maintain a fixed share price while providing regular income, money market funds can help cushion your portfolio during times of market volatility.

The flexibility and current income that money market funds can provide make them a good short term investment. Investors should be aware, however, that money market funds are not FDIC insured or bank guaranteed. They have the potential to lose value.

     We encourage you to consider your Delaware Cash Reserve investment in the context of your entire portfolio. Talk to your financial adviser about how Delaware Investments' wide spectrum of equity and fixed-income mutual funds may complement your investment in Delaware Cash Reserve, helping you build wealth and protect it from the long-term impact of inflation and taxes. With headquarters in Philadelphia and an affiliate in London, Delaware Investments offers you over 70 years of investment management experience. Find out how we can help you shape your future today.

money
market
fund
 6

people seeking a safe harbor from more aggressive investments. There may also be some withdrawals by people wishing to have cash on hand at the start of the new millennium. Because of these two potential scenarios, we will position the portfolio to hold relatively more liquid and short-term obligations as we near the end of the year.

     We believe Delaware Cash Reserve is a potential safe harbor during times of market turbulence. Specifically, your Fund is managed to minimize risk to principal and simultaneously provide a regular income stream.

     For Delaware Cash Reserve, we are optimistic that the second half of fiscal 2000 will provide a favorable environment. We intend to keep a watchful eye on changes in consumer and producer prices to gauge the potential effect on markets and the Fed's interest rate policy.

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 1999

Commercial Paper                 85.6%
Certificates of Deposit           2.7%
Short-Term Time Deposits          4.3%
Floating Rate Notes               6.8%
Other                             0.6%
                                                                           money
                                                                          market
                                                                           fund
                                                                             7

Performance Summary

DELAWARE CASH RESERVE PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 1999
                                                                                                        30-Day Yield   7-Day Yield
                                        Lifetime    Ten Years    Five Years    One Year    Six Months    (9/30/99)      (9/30/99)
------------------------------------------------------------------------------------------------------------------------------------
Class A (Est. 6/30/78)                   +7.43%       +4.70%        +4.72%      +4.32%        +2.12%        +4.46%         +4.53%
------------------------------------------------------------------------------------------------------------------------------------
Consultant Class (Est. 3/10/88)          +7.28%       +4.44%        +4.46%      +4.07%        +1.99%        +4.21%         +4.28%
------------------------------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                +3.58%                     +3.69%      +3.29%        +1.60%        +3.46%         +3.53%
   Including Sales Charge                +3.42%                     +3.34%      -0.72%        -2.40%        +3.46%         +3.53%
------------------------------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                +3.61%                                 +3.29%        +1.61%        +3.46%         +3.53
   Including Sales Charge                +3.61%                                 +2.29%        +0.61%        +3.46%         +3.53

Past performance does not guarantee future results. Returns and yields will fluctuate. All performance reflects reinvestment of dividends. An investment in Delaware Cash Reserve is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Delaware Cash Reserve.

Class A shares are available without sales charges or any 12b-1 fee. Consultant Class has a 12b-1 distribution fee. Performance after March 10, 1998 reflects the impact of this fee.
Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares are subject to a 1% annual distribution and service fee and will be subject to a contingent deferred sales charge of up to 1% if redeemed within the first 12 months.

Delaware Cash Reserve Class B and Class C shares are available only as part of an overall investment program using other Class B or Class C funds. Direct investment into Delaware Cash Reserve Class B or Class C may be made only when establishing a Wealth Builder plan. Performance excluding sales charge for Class B and Class C assumes investment was either not redeemed or that contingent deferred sales charges did not apply.

8 money market fund

Financial Statements
DELAWARE GROUP CASH RESERVE, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE
                                                      ----------- -----------
COMMERCIAL PAPER - 85.61%
FINANCIAL - 57.80%
Aegon Funding 5.22% 11/12/99 ......................   $10,000,000  $9,939,100
Allianz of America
   5.29% 10/13/99 .................................    10,000,000   9,982,366
   5.32% 11/16/99 .................................     8,000,000   7,945,618
   5.35% 11/18/99 .................................    12,000,000  11,914,400
Anzdel 5.14% 10/06/99 .............................    10,000,000   9,992,861
Bank of America
   5.19% 11/19/99 .................................    10,000,000   9,929,358
   5.40% 02/14/00 .................................    10,000,000   9,796,000
Bank of Scotland 5.35% 11/29/99 ...................    10,000,000   9,912,319
Ciesco
   5.13% 10/12/99 .................................    10,000,000   9,984,356
   5.18% 10/08/99 .................................     8,000,000   7,991,942
Corporate Asset Funding
   5.32% 10/08/99 .................................    10,000,000   9,989,656
   5.33% 10/14/99 .................................    10,000,000   9,980,753
   5.33% 10/22/99 .................................    10,000,000   9,968,908
Den Danske 5.14% 10/22/99 .........................    11,000,000  10,967,050
Fleet Funding
   5.28% 10/01/99 .................................    10,000,000  10,000,000
   5.34% 11/19/99 .................................     5,051,000   5,014,288
   5.36% 11/08/99 .................................     2,317,000   2,303,891
   5.77% 03/14/00 .................................    10,000,000   9,735,542
General Electric Capital
   5.17% 11/03/99 .................................    10,000,000   9,952,608
   5.32% 12/09/99 .................................    10,000,000   9,898,033
General Electric Capital International Funding
   5.77% 03/06/00 .................................    10,000,000   9,748,364
Harvard University 5.30% 11/03/99 .................    12,000,000  11,941,755
HD Real Estate 5.71% 02/07/00 .....................    10,000,000   9,795,392
ING America Insurance Holding
   4.85% 10/25/99 .................................     5,000,000   4,983,833
   5.27% 10/06/99 .................................     6,000,000   5,995,608
KFW International Corp 5.34% 12/02/99 .............    10,000,000   9,908,033
Leland Stanford JR University
   5.32% 12/01/99 .................................    10,000,000   9,909,856
   5.53% 02/11/00 .................................    10,000,000   9,795,697
Marsh USA
   5.57% 04/28/00 .................................    10,000,000   9,675,083
   5.67% 03/02/00 .................................    10,000,000   9,759,025
Metlife Funding
   5.28% 10/06/99 .................................    10,000,000   9,992,667
   5.28% 10/08/99 .................................    10,000,000   9,989,733
St. Paul Companies
   5.30% 10/22/99 .................................    10,000,000   9,969,083
   5.32% 11/10/99 .................................    10,000,000   9,940,889
   5.65% 02/18/00 .................................    10,000,000   9,780,278

                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE
                                                      ----------- -----------
COMMERCIAL PAPER (CONTINUED)
FINANCIAL (CONTINUED)
Swiss Re Financial Products
   5.15% 10/06/99 .................................   $10,000,000  $9,992,847
   5.17% 10/13/99 .................................     8,500,000   8,485,352
   5.32% 10/28/99 .................................     5,503,000   5,481,043
   5.34% 11/29/99 .................................     6,000,000   5,947,490
UBS Finance Corp
   4.90% 10/04/99 .................................    10,000,000   9,995,917
   4.94% 10/12/99 .................................    10,000,000   9,984,967
Unumprovident Corporation 5.77% 03/17/00 ..........     5,000,000   4,865,367
USAA Capital Corporation 5.29% 10/18/99 ...........    10,000,000   9,975,019
Westpac Capital 5.82% 01/25/00 ....................    10,000,000   9,812,467
                                                                  -----------
                                                                  400,924,814
                                                                  -----------
INDUSTRIAL - 13.44%
Baker Hughes 5.30% 10/12/99 .......................    10,000,000   9,983,806
BP America 5.55% 10/01/99 .........................    30,000,000  30,000,000
Gillette 5.57% 10/01/99 ...........................    21,410,000  21,410,000
Henkel 5.32% 11/29/99 .............................    11,000,000  10,904,092
Koch 5.20% 10/26/99 ...............................    10,000,000   9,963,889
Wal-Mart Stores 5.28% 10/12/99 ....................    11,000,000  10,982,253
                                                                  -----------
                                                                   93,244,040
                                                                  -----------
MORTGAGE BANKERS & BROKERS - 14.37%
Bear Stearns
   4.85% 10/20/99 .................................    10,000,000   9,974,403
   5.45% 03/09/00 .................................    18,000,000  17,547,556
Credit Suisse First Boston
   5.57% 02/10/00 .................................    10,000,000   9,795,767
   5.80% 03/09/00 .................................    10,000,000   9,742,222
Goldman Sachs
   4.82% 10/20/99 .................................    10,000,000   9,974,561
   5.20% 11/16/99 .................................     8,000,000   7,946,844
   5.70% 02/29/00 .................................    10,000,000   9,760,917
Morgan (J.P.)
   4.82% 10/05/99 .................................    10,000,000   9,994,644
   4.90% 10/04/99 .................................    10,000,000   9,995,917
Morgan Stanley Dean Witter 5.82% 01/27/00 .........     5,000,000   4,904,617
                                                                  -----------
                                                                   99,637,448
                                                                  -----------
Total Commercial Paper ............................               593,806,302
                                                                  -----------

CERTIFICATES OF DEPOSIT - 2.67%
Commerzbank 5.09% 02/16/00 ........................     8,500,000   8,498,916
Wilmington Trust 5.25% 10/19/99 ...................    10,000,000  10,000,000
                                                                  -----------
Total Certificates of Deposits ....................                18,498,916
                                                                  -----------

--------------------------------------------------------------------------------


                                                       PRINCIPAL     MARKET
                                                         AMOUNT      VALUE
                                                      ----------- -----------
SHORT-TERM TIME DEPOSITS - 4.33%
Fifth Third Bank 5.56% 10/01/99 ...................   $30,000,000 $30,000,000
                                                                  -----------
Total Short-Term Time Deposits ....................                30,000,000
                                                                  -----------

FLOATING RATE NOTES - 6.78%
AT&T Corporation 5.27% 07/13/00 ...................    10,000,000   9,996,874
Ciesco 5.46% 08/14/00 .............................    10,000,000   9,997,000
Morgan Stanley Dean Witter
   5.61% 02/03/00 .................................    10,000,000  10,000,000
   5.61% 02/04/00 .................................    10,000,000  10,000,000
Racers 99-16-MM 5.40% 06/02/00 ....................     7,000,000   7,000,000
                                                                  -----------
Total Floating Rate Notes .........................                46,993,874
                                                                  -----------

YANKEE CD - 1.43%
Svenska Handelsbanken NY 5.15% 03/20/00 ...........    10,000,000   9,974,396
                                                                  -----------
Total Yankee CD ...................................                 9,974,396
                                                                  -----------

TOTAL MARKET VALUE OF SECURITIES - 100.82%
   (cost $699,273,488)* ......................................   $699,273,488
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.82%) ....................................     (5,711,871)
                                                                 ------------
NET ASSETS APPLICABLE TO 693,561,617 SHARES
   ($0.001 PAR VALUE) OUTSTANDING - 100.00% ..................   $693,561,617
                                                                 ============

NET ASSET VALUE - DELAWARE CASH RESERVE A CLASS
   ($609,667,085 / 609,667,085 SHARES) ..............................   $1.00
                                                                        =====
NET ASSET VALUE - DELAWARE CASH RESERVE B CLASS
   ($36,392,421 / 36,392,421 SHARES) ................................   $1.00
                                                                        =====
NET ASSET VALUE - DELAWARE CASH RESERVE C CLASS
   ($8,955,709 / 8,955,709 SHARES) ..................................   $1.00
                                                                        =====
NET ASSET VALUE - DELAWARE CASH RESERVE CONSULTANT CLASS
   ($38,546,402 / 38,546,402 SHARES) ................................   $1.00
                                                                        =====
-------------------
* Also the cost for federal income tax purposes.

                             See accompanying notes
                                                             money market fund 9

DELAWARE GROUP CASH RESERVE, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ...........................................              $16,548,997
                                                                  -----------

Expenses:
Management fees ....................................   $1,425,481
Dividend disbursing and
   transfer agent fees and expenses ................    1,086,950
Distribution expense ...............................      215,411
Accounting and administration ......................      127,603
Reports and statements to shareholders .............      151,051
Registration fees ..................................       63,800
Directors' fees ....................................        9,471
Professional fees ..................................       16,428
Taxes (other than taxes on income) .................        5,500
Custodian fees .....................................       17,904
Other ..............................................       58,680
                                                       ----------
                                                                    3,178,279
                                                                  -----------
Less expenses paid indirectly ......................                  (14,911)
                                                                  -----------
Total expenses .....................................                3,163,368
                                                                  -----------


NET INVESTMENT INCOME ..............................               13,385,629
                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .................................              $13,385,629
                                                                  ===========
                             See accompanying notes

10 money market fund

DELAWARE GROUP CASH RESERVE, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED   YEAR ENDED
                                                      9/30/99         3/31/99
                                                    (UNAUDITED)
                                                 ------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ........................      $13,385,629     $27,425,226
                                                 --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...................................      (12,149,038)    (24,857,705)
   B Class ...................................         (403,941)       (542,381)
   C Class ...................................         (147,465)       (242,117)
   Consultant Class ..........................         (685,185)     (1,783,023)
                                                 --------------  --------------
                                                    (13,385,629)    (27,425,226)
                                                 --------------  --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...................................      859,415,927   1,978,969,758
   B Class ...................................       46,988,659     117,999,348
   C Class ...................................       61,024,987     155,854,545
   Consultant Class ..........................       61,225,157     485,552,242
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income:
   A Class ...................................       11,325,379      21,171,773
   B Class ...................................          341,078         412,827
   C Class ...................................          128,538         202,957
   Consultant Class ..........................          640,623       1,429,128
                                                 --------------  --------------
                                                  1,041,090,348   2,761,592,578
                                                 --------------  --------------
Cost of shares repurchased:
   A Class ...................................     (849,323,019) (1,936,369,808)
   B Class ...................................      (30,846,059)   (105,025,829)
   C Class ...................................      (63,331,370)   (148,625,680)
   Consultant Class ..........................      (66,051,142)   (484,286,277)
                                                 --------------  --------------
                                                 (1,009,551,590) (2,674,307,594)
                                                 --------------  --------------
Increase in net assets derived from
  capital share transactions .................       31,538,758      87,284,984
                                                 --------------  --------------

NET INCREASE IN NET ASSETS ...................       31,538,758      87,284,984
                                                 --------------  --------------

NET ASSETS:
Beginning of year ............................      662,022,859     574,737,875
                                                 --------------  --------------
End of period ................................   $  693,561,617  $  662,022,859
                                                 ==============  ==============

                             See accompanying notes
                                                            money market fund 11

DELAWARE GROUP CASH RESERVE, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 DELAWARE CASH RESERVE A CLASS
                                                             -----------------------------------------------------------------------
                                                             SIX MONTHS                          YEAR ENDED
                                                               ENDED
                                                             9/30/99(1)   3/31/99      3/31/98     3/31/97      3/31/96     3/31/95
                                                            (UNAUDITED)
Net asset value, beginning of year .......................     $1.000      $1.000       $1.000      $1.000       $1.000      $1.000

Income from investment operations:
   Net investment income .................................      0.021       0.045        0.048       0.045        0.049       0.039
                                                               ------      ------       ------      ------       ------      ------
   Total from investment operations ......................      0.021       0.045        0.048       0.045        0.049       0.039
                                                               ------      ------       ------      ------       ------      ------

Less dividends:
   Dividends from net investment income ..................     (0.021)     (0.045)      (0.048)     (0.045)      (0.049)     (0.039)
                                                               ------      ------       ------      ------       ------      ------
   Total dividends .......................................     (0.021)     (0.045)      (0.048)     (0.045)      (0.049)     (0.039)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period ...........................     $1.000      $1.000       $1.000      $1.000       $1.000      $1.000
                                                               ======      ======       ======      ======       ======      ======
Total return .............................................      2.12%       4.61%        4.88%       4.61%        5.01%       4.01%

Ratios and supplemental data:
   Net assets, end of year (000 omitted) .................   $609,667    $588,249     $524,477    $594,877     $585,485    $605,993
   Ratio of expenses to average net assets ...............      0.91%       0.90%        0.88%       0.88%        0.95%       1.01%
   Ratio of net investment income to average net assets ..      4.21%       4.51%        4.78%       4.52%        4.90%       3.91%

-------------------
(1) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

12 money market fund

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                        DELAWARE CASH RESERVE B CLASS
                                        --------------------------------------------------------------
                                                                                               PERIOD
                                         SIX MONTHS                                            5/2/94
                                           ENDED             YEAR ENDED                          TO
                                        9/30/99(1)  3/31/99    3/31/98   3/31/97    3/31/96  3/31/95(2)
                                        (UNAUDITED)
Net asset value, beginning of year ...  $ 1.000     $ 1.000     $1.000   $ 1.000     $1.000    $1.000

Income from investment operations:
   Net investment income .............    0.016       0.035      0.038     0.035      0.039     0.028
                                        -------     -------     ------   -------     ------    ------
   Total from investment operations ..    0.016       0.035      0.038     0.035      0.039     0.028
                                        -------     -------     ------   -------     ------    ------

Less dividends:
   Dividends from net
     investment income ...............   (0.016)     (0.035)    (0.038)   (0.035)    (0.039)   (0.028)
                                        -------     -------     ------   -------     ------    ------
   Total dividends ...................   (0.016)     (0.035)    (0.038)   (0.035)    (0.039)   (0.028)
                                        -------     -------     ------   -------     ------    ------

Net asset value, end of period .......   $1.000     $ 1.000     $1.000   $ 1.000     $1.000    $1.000
                                        =======     =======     ======   =======     ======    ======

Total return(4) ......................    1.60%       3.57%      3.84%     3.58%      3.97%     3.10%

Ratios and supplemental data:
   Net assets, end of year
     (000 omitted) ...................  $36,392     $19,908     $6,522   $12,988     $8,127    $1,088
   Ratio of expenses to average
     net assets ......................    1.91%       1.90%      1.88%     1.88%      1.95%     2.01%
   Ratio of net investment income
     to average net assets ...........    3.21%       3.51%      3.78%     3.52%      3.90%     2.91%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios and total return have been annualized.
(3) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

                              [RESTUBED FOR ABOVE]

                                                  DELAWARE CASH RESERVE C CLASS
                                        -------------------------------------------------
                                                                                PERIOD
                                        SIX MONTHS                             11/29/95
                                          ENDED           YEAR ENDED              TO
                                        9/30/99(1) 3/31/99  3/31/98   3/31/97  3/31/96(3)
                                        (UNAUDITED)
Net asset value, beginning of year ..... $1.000   $ 1.000    $1.000    $1.000    $1.000

Income from investment operations:
   Net investment income ...............  0.016     0.035     0.038     0.035     0.012
                                         ------   -------    ------    ------    ------
   Total from investment operations ....  0.016     0.035     0.038     0.035     0.012
                                         ------   -------    ------    ------    ------

Less dividends:
   Dividends from net
     investment income ................. (0.016)   (0.035)   (0.038)   (0.035)   (0.012)
                                         ------   -------    ------    ------    ------
   Total dividends ..................... (0.016)   (0.035)   (0.038)   (0.035)   (0.012)
                                         ------   -------    ------    ------    ------

Net asset value, end of period ......... $1.000   $ 1.000    $1.000    $1.000    $1.000
                                         ======   =======    ======    ======    ======

Total return(4) ........................  1.61%     3.58%     3.84%     3.58%     1.24%

Ratios and supplemental data:
   Net assets, end of year
     (000 omitted) ..................... $8,956   $11,134    $3,702    $2,799      $304
   Ratio of expenses to average
     net assets ........................  1.91%     1.90%     1.88%     1.88%     1.95%
   Ratio of net investment income
     to average net assets .............  3.21%     3.51%     3.78%     3.52%     3.90%

                                                            money market fund 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       DELAWARE CASH RESERVE CONSULTANT CLASS
                                                         ------------------------------------------------------------------
                                                          SIX MONTHS
                                                            ENDED                         YEAR ENDED
                                                          9/30/99(1)  3/31/99    3/31/98    3/31/97     3/31/96    3/31/95
                                                         (UNAUDITED)
Net asset value, beginning of year ...................... $ 1.000    $ 1.000     $ 1.000    $ 1.000     $ 1.000    $ 1.000

Income from investment operations:
   Net investment income ................................   0.020      0.043       0.045      0.043       0.047      0.037
                                                          -------    -------     -------    -------     -------    -------
   Total from investment operations .....................   0.020      0.043       0.045      0.043       0.047      0.037
                                                          -------    -------     -------    -------     -------    -------

Less dividends:
   Dividends from net investment income .................  (0.020)    (0.043)     (0.045)    (0.043)     (0.047)    (0.037)
                                                          -------    -------     -------    -------     -------    -------
   Total dividends ......................................  (0.020)    (0.043)     (0.045)    (0.043)     (0.047)    (0.037)
                                                          -------    -------     -------    -------     -------    -------

Net asset value, end of period .......................... $ 1.000    $ 1.000     $ 1.000    $ 1.000     $ 1.000    $ 1.000
                                                          =======    =======     =======    =======     =======    =======

Total return ............................................   1.99%      4.35%       4.62%      4.36%       4.75%      3.75%

Ratios and supplemental data:
   Net assets, end of year (000 omitted) ................ $38,546    $42,732     $40,037    $23,468     $20,344    $18,386
   Ratio of expenses to average net assets ..............   1.16%      1.15%       1.13%      1.13%       1.20%      1.26%
   Ratio of net investment income to average net assets..   3.96%      4.26%       4.53%      4.27%       4.65%      3.66%

----------
(1) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

14 money market fund

DELAWARE GROUP CASH RESERVE, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999
(UNAUDITED)

Delaware Group Cash Reserve, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Cash Reserve A Class and the Cash Reserve Consultant Class have no sales charge. The Cash Reserve B Class carries a back-end deferred sales charge and the Cash Reserve C Class carries a level load deferred sales charge. The Fund's objective is to seek to provide maximum current income while preserving principal and maintaining liquidity. It seeks to achieve its objective by investing in high-quality money market instruments with maturities of no more than 13 months. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized to interest income over the lives of the respective securities. The Fund declares dividends from net investment income daily and pays such dividends monthly.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $14,911 for the period ended September 30, 1999. The expenses paid under the above arrangements is included in its respective expense caption on the Statement of Operations in the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the following rates: 0.45% on the first $500 million of average daily net assets of the Fund, 0.40% on the next $500 million, 0.35% on the next $1.5 billion and 0.30% on the average daily net assets over $2.5 billion. At September 30, 1999, the Fund had a liability for investment management fees and other expenses payable to DMC of $144,646.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets subject to certain minimums. At September 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $23,056.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Consultant Class and 1.00% of the average daily net assets of the B and C Classes. At September 30, 1999, the Fund had a liability for such fees and other expenses payable to DDLP of $13,478.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Capital Stock
Transactions in capital stock shares were as follows:

                                              SIX MONTHS ENDED       YEAR ENDED
                                                   9/30/99            3/31/99
                                              ----------------       ----------
Shares sold:
   A Class ..................................    859,415,927      1,978,969,758
   B Class ..................................     46,988,659        117,999,348
   C Class ..................................     61,024,987        155,854,545
   Consultant Class .........................     61,225,157        485,552,242

Shares issued upon reinvestment of
  dividends from net investment income:
   A Class ..................................     11,325,379         21,171,773
   B Class ..................................        341,078            412,827
   C Class ..................................        128,538            202,957
   Consultant Class .........................        640,623          1,429,128
                                               -------------      -------------
                                               1,041,090,348      2,761,592,578
                                               -------------      -------------

Shares repurchased:
   A Class ..................................   (849,323,019)    (1,936,369,808)
   B Class ..................................    (30,846,059)      (105,025,829)
   C Class ..................................    (63,331,370)      (148,625,680)
   Consultant Class .........................    (66,051,142)      (484,286,277)
                                               -------------      -------------
                                              (1,009,551,590)    (2,674,307,594)
                                               -------------      -------------

Net increase ................................     31,538,758         87,284,984
                                               =============      =============

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Private Investor
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Retired
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President/Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

                               [PHOTO OF GLOBES]

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE CASH RESERVE SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current Prospectus for Delaware Cash Reserve and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

SA-008 [9/99] PP11/99
(2264) (J5249)


(photo of globes)